SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)      April 3, 2000
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                                MaxPlanet, Corp.
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               (Exact Name of Registrant as Specified in Charter)



  Delaware                            000-28201                31-1478761
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(State of Other Jurisdiction         (Commission              (I.R.S. Employer
  Of Incorporation)                   File Number)           Identification No.)




4400 US Highway Route 9 South, Freehold, New Jersey                07728
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(Address of Principal Executive Offices)                          (Zip Code)




Registrant's telephone number, including area code           (732) 625-0770
                                                             ------------------


                                  Inapplicable
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(Former Name of Former Address, if Changed Since Last Report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.           Changes in Registrant's Certifying Accountant.

         Robert  Rescigno,   CPA   ("Rescigno")  resigned  as  the  principal
accountant to audit the financial statements of Maxplanet, Corp. (the "Company"), effective April 3, 2000. Rescigno, a solo practitioner, informed the Company that he was unable to continue to work for the Company due to reasons unrelated to the Company.

         The reports of Rescigno on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

         The decision to accept the resignation submitted by Rescigno was approved by the Company's Board of Directors.

         During the two most recent fiscal years and the subsequent interim period preceding April 3, 2000, there were no disagreements with Rescigno on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Rescigno's satisfaction, would have caused Rescigno to make reference to the subject matter of the disagreement in connection with its report.

         During the two most recent fiscal years and the subsequent interim period preceding April 3, 2000, Rescigno did not advise the Company of any matters set forth in Item 304(a)(1)(v) of Regulation S-K.

         The Company has provided Rescigno with a copy of this disclosure and requested that Rescigno furnish the Company with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with this disclosure. A copy of the letter from Rescigno to the Commission is filed as Exhibit 16.1 to this Report.

         On April 3, 2000, the Company appointed Ehrenkrantz, Sterling & Co. LLC ("Ehrenkrantz, Sterling") as the principal accountant to audit the Company's financial statements.

         During the Company's two most recent fiscal years and the subsequent interim period preceding April 3, 2000, neither the Company (nor anyone acting on the Company's behalf) consulted with Ehrenkrantz, Sterling regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by Ehrenkrantz, Sterling on matters which would require disclosure pursuant to Items 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements
                  None.

         (b)      Pro Forma Financial Information
                  None.

         (c)      Exhibits
                  The following exhibit is filed with this Report:

                  16.1 Letter from Robert Rescigno, CPA to the Securities and Exchange Commission, dated April 7, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 10, 2000

                                          MAXPLANET, CORP.


                                              HENRY VAL
                                          By: ________________________
                                              Henry Val
                                              CEO and Chairman of the Board


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                                  EXHIBIT INDEX

              Exhibit No.      Title

              16.1 Letter from Robert Rescigno, CPA to the Securities and Exchange Commission, dated April 7, 2000.